SUPPLEMENT DATED DECEMBER 21, 2015 TO THE PROSPECTUS DATED JULY 29, 2015 FOR GATOR OPPORTUNITIES FUND (the “Fund”),

a series of Gator Series Trust (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information for the Fund, both dated July 29, 2015. Please keep this supplement for future reference.

On November 20, 2015, the Board of Trustees (the “Board”) of the Trust approved a proposed reorganization of the Fund into a new separate series of the BPV Family of Funds. However, the reorganization is subject to shareholder approval. The newly formed fund will be called the BPV Small Cap Fund (the “New Fund”). The Board concluded that due to a number of factors, it is in the best interests of the Fund and its shareholders that the Fund proceed with the reorganization. The New Fund will have the same investment objective and portfolio manager as the Fund, but will have more of a small-cap focus in its investments, as opposed to the Fund’s current focus on small and mid-cap investments.

If shareholders approve the reorganization, the Fund will transfer all of its assets and liabilities to the New Fund in exchange for shares of the New Fund in an amount equal in value to the net asset value of the shares of the Fund that were held by shareholders as of the close of business on the business day preceding the transfer. The transfer is expected to occur in the first calendar quarter of 2016. The Fund will then make a liquidating distribution to its shareholders of the New Fund shares received and shareholders of the Fund will become shareholders of the New Fund. The Fund will then be liquidated and terminated.

Shareholders will be provided notice of a Special Meeting of Shareholders to be held in the first calendar quarter of 2016. Shareholders will also be provided a proxy statement/prospectus that describes the details of the proposed reorganization. At the meeting, shareholders will be asked to consider and approve the reorganization.

It is anticipated that a prospectus/proxy statement relating to the reorganization will be mailed to Fund shareholders during the first calendar quarter of 2016 and that a special meeting of Fund shareholders will be held during the first calendar quarter of 2016. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization would be completed during the first half of 2016.

If you have questions or need assistance, please contact the Gator Opportunities Fund at 1-855-270-2678 (Toll Free).

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This Supplement, and the Prospectus and Statement of Additional Information both dated July 29, 2015, as well as a Prospectus Supplement dated November 6, 2015 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information both dated July 29, 2015, as well as the Prospectus Supplement dated November 6, 2015 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-270-2678. The Prospectus and the Statement of Additional Information may also be obtained without charge by visiting http://www.gatorcapital.com/mutual-funds.